SUPPLEMENT DATED OCTOBER 14, 2026 TO
THE PROSPECTUSES DATED MAY 1, 2026, as supplemented, AND JUNE 22, 2026
AND THE CURRENT STATEMENT OF ADDITIONAL INFORMATION OF
VANECK ETF TRUST

This Supplement updates certain information contained in the above-dated Prospectuses and the current Statement of Additional Information (“SAI”) for VanEck ETF Trust (the “Trust”) regarding VanEck BDC Income ETF, VanEck China Semiconductor ETF and VanEck Mortgage REIT Income ETF (each, a “Fund”, together, the “Funds”), each a series of the Trust. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective immediately, MarketVector Indexes replaced Solactive AG as the index calculation agent for the Funds. Accordingly, all references to Solactive AG as the index calculation agent for the Funds are hereby deleted from each Fund’s Prospectus and SAI.

Please retain this supplement for future reference.